                                                                  EXHIBIT 10(d)



                              NOTICE OF CONVERSION
                          OF SECURED CONVERTIBLE NOTE



TO:      Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella


         (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $180,000 principal amount of the Note into shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Kingdon Associates, L.P.
         -----------------------------     -------------------------------
         Name                              Name

         152 West 57th Street
         -----------------------------     -------------------------------
         New York, NY 10019
         -----------------------------     -------------------------------
         Address                           Address

         13-3158769
         -----------------------------     -------------------------------
         SS or Tax ID Number               SS or Tax ID Number


         (3) In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

         (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either

(i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Conversion shall limit the Borrower's obligations under the Registration Rights Agreement and the Purchase Agreement.


                            KINGDON ASSOCIATES, L.P.
                              By: Kingdon Capital Management Corp.,
                                   its general partner

Date:    August 12, 1996             By:  /s/ MARK KINGDON
                                         -----------------------------------
                                         Mark Kingdon, President
                                         (must be signed exactly as name
                                         appears in the Note. The signature must
                                         be guaranteed by a member firm of the
                                         New York Stock Exchange or the
                                         National Association of Securities
                                         Dealers or by a commercial bank or
                                         trust having an office in the United
                                         States)




cc:   John B. Horton, Esquire (by telecopier (203) 348-4106)

                              NOTICE OF CONVERSION
                          OF SECURED CONVERTIBLE NOTE



TO:      Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella


         (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $300,000 principal amount of the Note into shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Kingdon Partners, L.P.
         ------------------------------    ------------------------------------
         Name                              Name

         152 West 57th Street
         ------------------------------    ------------------------------------
         New York, NY 10019
         ------------------------------    ------------------------------------
         Address                           Address

         13-3167187
         ------------------------------    ------------------------------------
         SS or Tax ID Number               SS or Tax ID Number


         (3) In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

         (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either

(i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Conversion shall limit the Borrower's obligations under the Registration Rights Agreement and the Purchase Agreement.



                               KINGDON PARTNERS, L.P.
                                 By: Kingdon Capital Management Corp.,
                                      its general partner

Date:    August 12, 1996              By: /s/ MARK KINGDON
                                         ----------------------------------
                                         Mark Kingdon, President
                                         (must be signed exactly as name
                                         appears in the Note. The signature must
                                         be guaranteed by a member firm of the
                                         New York Stock Exchange or the
                                         National Association of Securities
                                         Dealers or by a commercial bank or
                                         trust having an office in the United
                                         States)




cc:   John B. Horton, Esquire (by telecopier (203) 348-4106)

                              NOTICE OF CONVERSION
                          OF SECURED CONVERTIBLE NOTE



TO:      Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella


         (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $720,000 principal amount of the Note into shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         M. Kingdon Offshore NV
         -----------------------------     ---------------------------------
         Name                              Name

         152 West 57th Street
         -----------------------------     ---------------------------------
         New York, NY 10019
         -----------------------------     ---------------------------------
         Address                           Address

                 N/A
         -----------------------------     ---------------------------------
         SS or Tax ID Number               SS or Tax ID Number


         (3) In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

         (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either

(i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Conversion shall limit the Borrower's obligations under the Registration Rights Agreement and the Purchase Agreement.



                            M. KINGDON OFFSHORE NV
                              By: Kingdon Capital Management Corp.,
                                   its investment advisor

Date:    August 12, 1996             By: /s/ MARK KINGDON
                                        ---------------------------------------
                                        Mark Kingdon, President
                                        (must be signed exactly as name appears
                                        in the Note. The signature must
                                        be guaranteed by a member firm of the
                                        New York Stock Exchange or the
                                        National Association of Securities
                                        Dealers or by a commercial bank or
                                        trust having an office in the United
                                        States)




cc:   John B. Horton, Esquire (by telecopier (203) 348-4106)




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